UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21897

Manager Directed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas J. Neilson, President
Manager Directed Portfolios
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 287-3101
Registrant's telephone number, including area code

Date of fiscal year end: March 31, 2019

Date of reporting period:  March 31, 2019

Item 1. Reports to Stockholders.

Pemberwick Fund

Annual Report
March 31, 2019

Pemberwick Fund

Table of Contents

Letter to Shareholders/Commentary	3
Sector Allocation of Portfolio Assets	6
Schedule of Investments	7
Statement of Assets and Liabilities	23
Statement of Operations	24
Statements of Changes in Net Assets	25
Financial Highlights	26
Notes to the Financial Statements	27
Report of Independent Registered Public Accounting Firm	36
Expense Example	37
Notice to Shareholders	39
Trustees and Officers	40
Approval of the Investment Advisory Agreement and Sub-Advisory Agreement	43
Privacy Notice	47

Pemberwick Fund (Unaudited)

We are pleased to present the Pemberwick Fund annual report covering the year from April 1, 2018 through March 31, 2019. Portfolio performance information, market commentary and our outlook for the period ended March 31, 2019 follows. We encourage you to carefully review the enclosed information to stay informed.

PORTFOLIO PERFORMANCE AND MARKET REVIEW:
For the year ended March 31, 2019 Pemberwick Fund (“Pemberwick”) generated a periodic total investment return of 2.53% net of expenses. The Portfolio’s primary benchmark, the Bloomberg Barclays 1-3 Year US Government/Credit Index returned 3.03% during the same period (the benchmark index does not include expenses). Pemberwick outperformed the benchmark by 0.67% during the period from April 1, 2018 to September 30, 2018. Pemberwick underperformed the benchmark by 1.81% during the period from October 1, 2018 to December 31, 2018. Pemberwick then outperformed the benchmark by 0.64% during the period from January 1, 2019 to March 31, 2019. During the period of underperformance vs. the benchmark (from October 1, 2018 to December 31, 2018), 3-month-Libor (“3ML”) increased from 2.40% on September 30, 2018 to 2.81% on December 31, 2018. This increase in 3ML caused spreads on investment grade floating rate bonds to widen significantly thus resulting in price declines for a majority of Pemberwick’s holdings during that period. The benchmark index holds approximately 72% Treasuries and Agencies and as such was not as adversely impacted by the increase in 3ML during that period. Since its inception on February 1, 2010 Pemberwick has generated an annual return net of expenses of 1.30% vs. Pemberwick’s benchmark return of 1.30% for the same period (the benchmark index does not include expenses). Pemberwick generated an annual return net of expenses of 2.53% for the year ended March 31, 2019. Pemberwick’s annual return for the 5-year period from April 1, 2014 to March 31, 2019 was 1.20% net of expenses, vs. Pemberwick’s benchmark annual return of 1.22% (the benchmark index does not include expenses).

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will change so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-893-4491. The gross expense ratio of the fund was 0.43% as of the 7/31/18 prospectus. Pemberwick Fund’s advisor currently voluntarily waives 0.10% of its 0.25% fee resulting in an expense cap of 0.33% as of 7/31/18. The voluntary waiver does not have an end date and will continue until Pemberwick notifies the Fund of a change in its voluntary waiver or its discontinuation.  Please see page 26 for the gross and net expense ratios as of March 31, 2019.

During the year ended March 31, 2019 Pemberwick primarily continued its strategy of building a portfolio of investment grade floating rate bonds with laddered maturities during the period from March 31, 2018 through September 30, 2018. However, since then Pemberwick has remained on the sidelines with regards to adding investment grade floating rate bonds as 3ML rose substantially during the last three months of 2018. 3ML has since retreated towards September 30, 2018 levels, causing spreads of investment grade floating rate bonds to tighten since the end of 2018. As such, for the three months ended March 31, 2019, Pemberwick generated a return of 1.85% net of expenses vs. Pemberwick’s benchmark return of 1.21% for the same period (the benchmark index does not include expenses). We are pleased with Pemberwick’s performance for the year ended March 31, 2019 given the substantial increase in 3ML and associated price volatility during the fourth quarter of 2018 and will continue to seek opportunities to increase the fund’s positions in floating rate notes as we generally expect short term rates to gradually increase over time.

Pemberwick Fund

PORTFOLIO POSITIONING:
As of March 31, 2019, Pemberwick Fund continues to be invested primarily in investment grade floating rate bonds issued by financial institutions with assets greater than $200 billion (82% of Pemberwick’s net assets, with a weighted average duration of 2.83 years) and a small percentage of fixed rate bonds (3% of Pemberwick’s net assets, with a weighted average duration of 1.90 years) and securities issued by the US Treasury and Agencies (12% of Pemberwick’s net assets, with a weighted average duration of 1.61 years). In addition, as of March 31, 2019 Pemberwick had approximately 3% of its assets invested in short-term securities with maturities of less than 7 days. Pemberwick’s net assets have increased by approximately 30% during the year ended March 31, 2019: net assets have increased from approximately $280.3 million as of March 31, 2018 to approximately $365.3 million as of March 31, 2019. Current net assets are $371.5 million as of April 30, 2019.

This letter is intended to assist shareholders in understanding how Pemberwick performed during the year ended March 31, 2019 and includes the views of the investment advisor at the time of this writing. Of course, these views may change and do not guarantee the future performance of Pemberwick or the markets. Portfolio composition is subject to change. The current and future portfolio holdings of Pemberwick are subject to investment risk.

Pemberwick Investment Advisors, LLC

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. Fixed-income securities are or may be subject to interest rate, credit, liquidity, prepayment and extension risks. By concentrating its assets in the banking industry, the Fund is subject to the risk that economic, business, political or other conditions that have a negative effect on the banking industry will negatively impact the Fund to a greater extent than if the Fund’s assets were diversified across different industries or sectors. The municipal market is volatile and can be significantly affected by adverse tax, legislative or political changes and the financial condition of the issuers of municipal securities.

Bloomberg Barclays 1-3 Year US Government/Credit Total Return Index Value Unhedged – The Bloomberg Barclays 1-3 Year US Government/Credit Bond Index is a broad-based benchmark that measures the non-securitized component of the US Aggregate Index. It includes investment grade, US dollar-denominated, fixed-rate Treasuries, government-related and corporate securities.  It is not possible to invest in an index.

ICE LIBOR USD 3 Month – London – Interbank Offered Rate – ICE Benchmark Administration Fixing for US Dollar. The fixing is conducted each day at 11am & released at 11.45am (London time). The rate is an average derived from the quotations provided by the banks determined by the ICE Benchmark Administration.

Duration (Workout Date in Years) – The number of years from today to the workout of the instrument. The workout of the instrument is the call date (if applicable) or the maturity date.  For mortgage backed instruments the weighted average life is used instead of the maturity.

Investment grade – issuer credit ratings are those that are above BBB- or Baa for S&P or Moody’s respectively.

The Pemberwick Fund is distributed by Quasar Distributors, LLC

Pemberwick Fund

Comparison of the Change in Value of a Hypothetical $10,000 Investment
in the Pemberwick Fund and
Bloomberg Barclays 1-3 Year US Government/Credit Index
(Unaudited)

Average Annual Return				Since Inception
Periods Ended March 31, 2019:	1 Year	3 Year	5 Year	(2/1/2010)
Pemberwick Fund (No Load)	2.53%	1.47%	1.20%	1.30%
Bloomberg Barclays 1-3 Year
US Government/Credit Index	3.03%	1.32%	1.22%	1.30%

Total Annual Fund Operating Expenses as of 7/31/2018 Prospectus: 0.43%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-893-4491.

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on February 1, 2010, the Fund’s inception date.  Returns reflect the reinvestment of income and capital gain distributions. The performance data shown reflects a voluntary waiver made by the Adviser.  In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares. This chart does not imply any future performance.

The Bloomberg Barclays 1-3 Year US Government/Credit Index is an unmanaged market index and should not be considered indicative of any Pemberwick investment.  One cannot invest directly in an index.

Pemberwick Fund

SECTOR ALLOCATION OF PORTFOLIO ASSETS
at March 31, 2019 (Unaudited)

Percentages represent market value as a percentage of net assets.

Pemberwick Fund

SCHEDULE OF INVESTMENTS
at March 31, 2019

	Par
CORPORATE BONDS AND NOTES – 85.1%	Value	Value
Basic Materials – 0.0%
Praxair, Inc.
2.250%, 09/24/2020	$30,000	$29,866
Communications – 1.5%
AT&T, Inc
3.737% (3 Month LIBOR USD + 0.950%), 07/15/2021 (a)	5,000,000	5,060,648
Cisco Systems, Inc.
2.200%, 02/28/2021	100,000	99,345
3.000%, 06/15/2022	105,000	106,603
Comcast Corp.
1.625%, 01/15/2022	60,000	58,365
2.850%, 01/15/2023	100,000	100,384
NBCUniversal Media LLC
5.150%, 04/30/2020	100,000	102,538
The Walt Disney Co.
1.800%, 06/05/2020	30,000	29,728
2.150%, 09/17/2020	70,000	69,644
		5,627,255
Consumer, Cyclical – 0.8%
American Honda Finance Corp.
2.600%, 11/16/2022	50,000	49,900
3.625%, 10/10/2023	200,000	207,312
3.550%, 01/12/2024	50,000	51,547
General Motors Financial Co., Inc.
3.911% (3 Month LIBOR USD + 1.310%), 06/30/2022 (a)	2,000,000	1,985,846
PACCAR Financial Corp.
1.300%, 05/10/2019	12,000	11,983
3.100%, 05/10/2021	62,000	62,515
3.400%, 08/09/2023	60,000	60,824
The Home Depot, Inc.
2.000%, 06/15/2019	30,000	29,966
2.000%, 04/01/2021	100,000	98,964
Toyota Motor Credit Corp.
2.125%, 07/18/2019	40,000	39,945
2.200%, 01/10/2020	40,000	39,884
4.250%, 01/11/2021	100,000	102,923
2.150%, 09/08/2022	30,000	29,607

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

SCHEDULE OF INVESTMENTS (Continued)
at March 31, 2019

	Par
	Value	Value

Consumer, Cyclical – 0.8% (Continued)
Walmart, Inc.
1.900%, 12/15/2020	$30,000	$29,756
4.250%, 04/15/2021	60,000	62,339
		2,863,311
Consumer, Non-cyclical – 2.5%
AstraZeneca PLC
3.221% (3 Month LIBOR USD + 0.620%), 06/10/2022 (a)(e)	2,000,000	1,986,014
Colgate-Palmolive Co.
2.250%, 11/15/2022	75,000	74,630
Danaher Corp.
2.400%, 09/15/2020	25,000	24,893
Eli Lilly & Co.
2.350%, 05/15/2022	70,000	69,657
Johnson & Johnson
2.250%, 03/03/2022	60,000	59,759
Merck & Co., Inc.
1.850%, 02/10/2020	14,000	13,911
3.875%, 01/15/2021	50,000	51,082
Novartis Capital Corp.
1.800%, 02/14/2020	70,000	69,521
PepsiCo, Inc.
2.150%, 10/14/2020	60,000	59,807
3.600%, 03/01/2024	100,000	104,579
Pfizer, Inc.
1.700%, 12/15/2019	50,000	49,590
Reckitt Benckiser Treasury Services PLC
3.162% (3 Month LIBOR USD + 0.560%), 06/24/2022
(Acquired 02/15/2018, Cost $5,772,443) (a)(d)(e)	5,775,000	5,729,648
The Coca-Cola Co.
1.375%, 05/30/2019	20,000	19,950
2.200%, 05/25/2022	50,000	49,758
3.200%, 11/01/2023	60,000	61,721
The Hershey Co.
3.100%, 05/15/2021	150,000	151,578
The Procter & Gamble Co.
2.300%, 02/06/2022	60,000	59,955

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

SCHEDULE OF INVESTMENTS (Continued)
at March 31, 2019

	Par
	Value	Value
Consumer, Non-cyclical – 2.5% (Continued)
Unilever Capital Corp.
2.750%, 03/22/2021	$100,000	$100,406
UnitedHealth Group, Inc.
2.700%, 07/15/2020	155,000	155,367
3.500%, 02/15/2024	160,000	164,920
		9,056,746
Energy – 0.1%
BP Capital Markets America, Inc.
3.790%, 02/06/2024	200,000	207,774
Chevron Corp.
2.419%, 11/17/2020	50,000	49,927
3.191%, 06/24/2023	50,000	51,182
EOG Resources, Inc.
5.625%, 06/01/2019	15,000	15,071
2.625%, 03/15/2023	100,000	99,373
		423,327
Financial – 79.1%
American Express Co.
3.346% (3 Month LIBOR USD + 0.610%), 08/01/2022 (a)	3,391,000	3,391,348
3.289% (3 Month LIBOR USD + 0.650%), 02/27/2023 (a)	2,700,000	2,696,554
American Express Credit Corp.
2.250%, 08/15/2019	95,000	94,855
3.321% (3 Month LIBOR USD + 0.570%), 10/30/2019 (a)	1,000,000	1,002,675
3.045% (3 Month LIBOR USD + 0.430%), 03/03/2020 (a)	1,799,000	1,802,018
3.315% (3 Month LIBOR USD + 0.700%), 03/03/2022 (a)	6,990,000	7,015,924
Athene Global Funding
4.038% (3 Month LIBOR USD + 1.230%), 07/01/2022
(Acquired 02/22/2018, Cost $3,046,805) (a)(d)	3,000,000	3,015,079
AvalonBay Communities, Inc.
3.625%, 10/01/2020	50,000	50,602
Banco Santander SA
4.359% (3 Month LIBOR USD + 1.560%), 04/11/2022 (a)(e)	4,800,000	4,841,904
3.741% (3 Month LIBOR USD + 1.090%), 02/23/2023 (a)(e)	13,250,000	13,082,300
3.917% (3 Month LIBOR USD + 1.120%), 04/12/2023 (a)(e)	500,000	494,155

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

SCHEDULE OF INVESTMENTS (Continued)
at March 31, 2019

	Par
	Value	Value
Financial – 79.1% (Continued)
Bank of America Corp.
2.650%, 04/01/2019	$60,000	$60,000
4.181% (3 Month LIBOR USD + 1.420%), 04/19/2021 (a)	3,500,000	3,574,979
3.421% (3 Month LIBOR USD + 0.660%), 07/21/2021 (a)	1,000,000	1,002,599
3.242% (3 Month LIBOR USD + 0.650%), 10/01/2021 (a)	2,000,000	2,006,643
3.252% (3 Month LIBOR USD + 0.650%), 06/25/2022 (a)	2,500,000	2,501,326
3.941% (3 Month LIBOR USD + 1.180%), 10/21/2022 (a)	5,400,000	5,465,182
3.921% (3 Month LIBOR USD + 1.160%), 01/20/2023 (a)	850,000	860,811
3.389% (3 Month LIBOR USD + 0.790%), 03/05/2024 (a)	950,000	947,249
Bank of Montreal
3.231% (3 Month LIBOR USD + 0.630%), 09/11/2022 (a)(e)	4,300,000	4,309,619
BB&T Corp.
3.242% (3 Month LIBOR USD + 0.650%), 04/01/2022 (a)	3,600,000	3,611,566
Berkshire Hathaway Finance Corp.
4.250%, 01/15/2021	210,000	216,835
BlackRock, Inc.
5.000%, 12/10/2019	75,000	76,196
Canadian Imperial Bank of Commerce
3.105% (3 Month LIBOR USD + 0.310%), 10/05/2020 (a)(e)	4,000,000	4,009,142
3.335% (3 Month LIBOR USD + 0.720%), 06/16/2022 (a)(e)	4,496,000	4,518,680
Capital One Financial Corp.
3.458% (3 Month LIBOR USD + 0.760%), 05/12/2020 (a)	5,848,000	5,874,211
3.551% (3 Month LIBOR USD + 0.950%), 03/09/2022 (a)	3,000,000	3,013,536
3.471% (3 Month LIBOR USD + 0.720%), 01/30/2023 (a)	4,583,000	4,526,476
Capital One, N.A.
3.558% (3 Month LIBOR USD + 0.820%), 08/08/2022 (a)	3,385,000	3,384,033
3.901% (3 Month LIBOR USD + 1.150%), 01/30/2023 (a)	5,291,000	5,303,063
Chubb INA Holdings, Inc.
2.300%, 11/03/2020	80,000	79,643
Citigroup, Inc.
4.075% (3 Month LIBOR USD + 1.310%), 10/26/2020 (a)	2,000,000	2,027,704
3.981% (3 Month LIBOR USD + 1.380%), 03/30/2021 (a)	550,000	559,485
3.928% (3 Month LIBOR USD + 1.190%), 08/02/2021 (a)	1,570,000	1,592,832
3.665% (3 Month LIBOR USD + 1.070%), 12/08/2021 (a)	5,000,000	5,058,216
3.731% (3 Month LIBOR USD + 0.960%), 04/25/2022 (a)	1,890,000	1,905,541
3.455% (3 Month LIBOR USD + 0.690%), 10/27/2022 (a)	2,700,000	2,691,043
3.729% (3 Month LIBOR USD + 0.950%), 07/24/2023 (a)	4,350,000	4,359,103

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

SCHEDULE OF INVESTMENTS (Continued)
at March 31, 2019

	Par
	Value	Value
Financial – 79.1% (Continued)
Credit Suisse Group AG
3.793% (3 Month LIBOR USD + 1.200%), 12/14/2023
(Acquired 09/11/2017, Cost $10,445,011) (a)(d)(e)	$10,300,000	$10,261,506
Deutsche Bank AG
3.767% (3 Month LIBOR USD + 0.970%), 07/13/2020 (a)(e)	8,000,000	7,974,096
ERP Operating LP
4.625%, 12/15/2021	75,000	78,464
HSBC Holdings PLC
4.835% (3 Month LIBOR USD + 2.240%), 03/08/2021 (a)(e)	1,000,000	1,031,520
3.283% (3 Month LIBOR USD + 0.600%), 05/18/2021 (a)(e)	6,300,000	6,298,875
4.295% (3 Month LIBOR USD + 1.500%), 01/05/2022 (a)(e)	9,400,000	9,609,321
Manufacturers & Traders Trust Co.
3.266% (3 Month LIBOR USD + 0.640%), 12/01/2021 (a)	5,000,000	4,977,645
Mitsubishi UFJ Financial Group, Inc.
3.561% (3 Month LIBOR USD + 0.790%), 07/25/2022 (a)(e)	1,975,000	1,976,507
3.355% (3 Month LIBOR USD + 0.740%), 03/02/2023 (a)(e)	2,000,000	2,000,143
Mizuho Financial Group, Inc.
3.748% (3 Month LIBOR USD + 1.140%), 09/13/2021 (a)(e)	4,000,000	4,046,993
3.569% (3 Month LIBOR USD + 0.940%), 02/28/2022 (a)(e)	7,300,000	7,341,377
3.481% (3 Month LIBOR USD + 0.880%), 09/11/2022 (a)(e)	1,100,000	1,105,360
3.389% (3 Month LIBOR USD + 0.790%), 03/05/2023 (a)(e)	3,900,000	3,905,692
Morgan Stanley
3.905% (3 Month LIBOR USD + 1.140%), 01/27/2020 (a)	1,334,000	1,342,799
4.161% (3 Month LIBOR USD + 1.400%), 04/21/2021 (a)	1,000,000	1,018,094
3.941% (3 Month LIBOR USD + 1.180%), 01/20/2022 (a)	1,900,000	1,919,571
3.691% (3 Month LIBOR USD + 0.930%), 07/22/2022 (a)	7,920,000	7,964,063
4.179% (3 Month LIBOR USD + 1.400%), 10/24/2023 (a)	4,900,000	4,978,251
3.958% (3 Month LIBOR USD + 1.220%), 05/08/2024 (a)	1,029,000	1,037,127
National Rural Utilities Cooperative Finance Corp.
2.300%, 11/15/2019	25,000	24,936
2.000%, 01/27/2020	75,000	74,753
Northern Trust Corp.
3.450%, 11/04/2020	25,000	25,366
3.375%, 08/23/2021	25,000	25,482
PNC Bank, N.A.
2.400%, 10/18/2019	3,000,000	2,995,875

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

SCHEDULE OF INVESTMENTS (Continued)
at March 31, 2019

	Par
	Value	Value
Financial – 79.1% (Continued)
Public Storage
2.370%, 09/15/2022	$180,000	$178,275
Royal Bank of Canada
3.466% (3 Month LIBOR USD + 0.730%), 02/01/2022 (a)(e)	5,355,000	5,410,930
Simon Property Group LP
4.375%, 03/01/2021	50,000	51,405
2.500%, 07/15/2021	120,000	119,738
2.350%, 01/30/2022	50,000	49,667
State Street Corp.
1.950%, 05/19/2021	25,000	24,683
Sumitomo Mitsui Banking Corp.
3.090% (3 Month LIBOR USD + 0.310%), 10/18/2019 (a)(e)	2,000,000	2,002,310
3.123% (3 Month LIBOR USD + 0.350%), 01/17/2020 (a)(e)	2,525,000	2,529,644
Sumitomo Mitsui Financial Group, Inc.
3.897% (3 Month LIBOR USD + 1.110%), 07/14/2021 (a)(e)	6,013,000	6,085,293
3.901% (3 Month LIBOR USD + 1.140%), 10/19/2021 (a)(e)	2,000,000	2,024,820
3.567% (3 Month LIBOR USD + 0.780%), 07/12/2022 (a)(e)	5,400,000	5,416,813
SunTrust Bank
3.274% (3 Month LIBOR USD + 0.530%), 01/31/2020 (a)	2,000,000	2,006,106
3.265% (3 Month LIBOR USD + 0.500%), 10/26/2021 (a)	3,000,000	3,003,452
3.328% (3 Month LIBOR USD + 0.590%), 08/02/2022 (a)	8,500,000	8,447,504
The Bank of New York Mellon Corp.
4.600%, 01/15/2020	30,000	30,445
2.450%, 11/27/2020	35,000	34,859
3.801% (3 Month LIBOR USD + 1.050%), 10/30/2023 (a)	11,036,000	11,170,666
The Bank of Nova Scotia
3.187% (3 Month LIBOR USD + 0.390%), 07/14/2020 (a)(e)	3,000,000	3,008,248
3.247% (3 Month LIBOR USD + 0.640%), 03/07/2022 (a)(e)	5,900,000	5,927,907
The Goldman Sachs Group, Inc.
4.131% (3 Month LIBOR USD + 1.360%), 04/23/2021 (a)	1,000,000	1,015,031
3.854% (3 Month LIBOR USD + 1.170%), 11/15/2021 (a)	2,000,000	2,019,138
3.875% (3 Month LIBOR USD + 1.110%), 04/26/2022 (a)	1,941,000	1,951,957
3.524% (3 Month LIBOR USD + 0.780%), 10/31/2022 (a)	7,020,000	6,993,429
3.779% (3 Month LIBOR USD + 1.000%), 07/24/2023 (a)	550,000	550,008
4.229% (3 Month LIBOR USD + 1.600%), 11/29/2023 (a)	5,600,000	5,729,540
The Toronto-Dominion Bank
3.031% (3 Month LIBOR USD + 0.430%), 06/11/2021 (a)(e)	2,350,000	2,358,867

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

SCHEDULE OF INVESTMENTS (Continued)
at March 31, 2019

	Par
	Value	Value
Financial – 79.1% (Continued)
The Travelers Cos, Inc.
3.900%, 11/01/2020	$110,000	$112,294
Visa, Inc.
2.200%, 12/14/2020	70,000	69,712
2.150%, 09/15/2022	50,000	49,518
Wells Fargo & Co.
2.150%, 01/30/2020	200,000	199,095
3.431% (3 Month LIBOR USD + 0.680%), 01/30/2020 (a)	2,000,000	2,009,749
2.500%, 03/04/2021	30,000	29,870
3.955% (3 Month LIBOR USD + 1.340%), 03/04/2021 (a)	2,500,000	2,544,401
4.600%, 04/01/2021	60,000	62,006
2.100%, 07/26/2021	110,000	108,324
3.627% (3 Month LIBOR USD + 0.930%), 02/11/2022 (a)	4,500,000	4,532,151
3.889% (3 Month LIBOR USD + 1.110%), 01/24/2023 (a)	6,890,000	6,961,167
3.974% (3 Month LIBOR USD + 1.230%), 10/31/2023 (a)	925,000	940,208
		288,796,173
Industrial – 0.6%
Caterpillar Financial Services Corp.
2.250%, 12/01/2019	20,000	19,953
2.950%, 05/15/2020	50,000	50,173
1.850%, 09/04/2020	25,000	24,731
2.900%, 03/15/2021	15,000	15,082
Caterpillar, Inc.
3.400%, 05/15/2024	60,000	62,216
Emerson Electric Co.
4.875%, 10/15/2019	45,000	45,522
General Dynamics Corp.
3.000%, 05/11/2021	105,000	105,924
2.250%, 11/15/2022	60,000	59,441
General Electric Co.
6.000%, 08/07/2019	50,000	50,480
5.500%, 01/08/2020	100,000	102,189
4.625%, 01/07/2021	250,000	256,796
4.000% (3 Month LIBOR USD + 2.280%), 12/29/2049 (a)(b)	1,234,000	902,640
Honeywell International, Inc.
1.800%, 10/30/2019	60,000	59,710
1.850%, 11/01/2021	60,000	58,965

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

SCHEDULE OF INVESTMENTS (Continued)
at March 31, 2019

	Par
	Value	Value
Industrial – 0.6% (Continued)
John Deere Capital Corp.
1.950%, 06/22/2020	$75,000	$74,430
2.375%, 07/14/2020	50,000	49,858
2.650%, 01/06/2022	50,000	50,001
2.800%, 01/27/2023	60,000	60,292
Pall Corp.
5.000%, 06/15/2020	50,000	51,280
United Parcel Service, Inc.
3.125%, 01/15/2021	30,000	30,366
2.350%, 05/16/2022	50,000	49,722
		2,179,771
Technology – 0.3%
Apple, Inc.
1.550%, 02/07/2020	10,000	9,924
1.900%, 02/07/2020	45,000	44,796
1.800%, 05/11/2020	50,000	49,625
2.250%, 02/23/2021	63,000	62,773
2.150%, 02/09/2022	155,000	153,526
2.400%, 05/03/2023	60,000	59,482
IBM Credit LLC
1.800%, 01/20/2021	100,000	98,526
Intel Corp.
1.700%, 05/19/2021	110,000	108,171
3.300%, 10/01/2021	33,000	33,650
3.100%, 07/29/2022	50,000	50,924
International Business Machines Corp.
1.900%, 01/27/2020	100,000	99,384
Microsoft Corp.
4.200%, 06/01/2019	30,000	30,072
1.550%, 08/08/2021	225,000	219,753
Oracle Corp.
5.000%, 07/08/2019	30,000	30,185
2.500%, 05/15/2022	130,000	129,406
		1,180,197

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

SCHEDULE OF INVESTMENTS (Continued)
at March 31, 2019

	Par
	Value	Value
Utilities – 0.2%
DTE Electric Co.
3.900%, 06/01/2021	$55,000	$56,323
Duke Energy Carolinas LLC
4.300%, 06/15/2020	25,000	25,500
3.900%, 06/15/2021	25,000	25,692
Duke Energy Progress LLC
2.800%, 05/15/2022	70,000	70,445
Entergy Gulf States Louisiana LLC
3.950%, 10/01/2020	50,000	50,781
Kansas City Power & Light Co.
7.150%, 04/01/2019	20,000	20,000
Kentucky Utilities Co.
3.250%, 11/01/2020	30,000	30,252
Northern States Power Co.
2.200%, 08/15/2020	30,000	29,865
Public Service Co. of Colorado
3.200%, 11/15/2020	30,000	30,206
Public Service Electric & Gas Co.
1.800%, 06/01/2019	25,000	24,964
2.000%, 08/15/2019	75,000	74,822
San Diego Gas & Electric Co.
3.000%, 08/15/2021	30,000	30,171
Southern California Edison Co.
3.875%, 06/01/2021	40,000	40,330
3.400%, 06/01/2023	50,000	49,660
Westar Energy, Inc.
5.100%, 07/15/2020	75,000	77,024
Wisconsin Power & Light Co
5.000%, 07/15/2019	25,000	25,162
		661,197
TOTAL CORPORATE BONDS AND NOTES
(Cost $312,098,333)		310,817,843

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

SCHEDULE OF INVESTMENTS (Continued)
at March 31, 2019

COLLATERALIZED	Par
MORTGAGE OBLIGATIONS – 1.7%	Value	Value
Federal Home Loan Mortgage
Corporation REMICS – 0.7%
Series 3799, Class GK
2.750%, 01/15/2021	$66,958	$66,849
Series 3784, Class BH
3.500%, 01/15/2021	132,691	133,302
Series 2989, Class TG
5.000%, 06/15/2025	20,551	21,186
Series 3002, Class YD
4.500%, 07/15/2025	8,428	8,778
Series 3990, Class UB
2.500%, 01/15/2026	123,922	123,396
Series 3917, Class AB
1.750%, 07/15/2026	87,326	86,021
Series 2097, Class PZ
6.000%, 11/15/2028	257,997	280,304
Series 2091, Class PG
6.000%, 11/15/2028	407,512	444,102
Series 2526, Class FI
3.484% (1 Month LIBOR USD + 1.000%), 02/15/2032 (a)	47,224	47,133
Series 4203, Class DM
3.000%, 04/15/2033	181,109	183,076
Series 4363, Class EJ
4.000%, 05/15/2033	130,130	135,676
Series 4453, Class DA
3.500%, 11/15/2033	251,348	256,574
Series 2759, Class TC
4.500%, 03/15/2034	243,448	257,775
Series 2881, Class AE
5.000%, 08/15/2034	5,777	5,918
Series 2933, Class HD
5.500%, 02/15/2035	11,090	11,918
Series 4305, Class KA
3.000%, 03/15/2038	26,819	26,844
Series 3843, Class GH
3.750%, 10/15/2039	28,328	28,946
Series 3824, Class PA
4.500%, 11/15/2039	210,057	213,459

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

SCHEDULE OF INVESTMENTS (Continued)
at March 31, 2019

	Par
	Value	Value
Federal Home Loan Mortgage
Corporation REMICS – 0.7% (Continued)
Series 3786, Class NA
4.500%, 07/15/2040	$51,763	$53,948
Series 4305, Class A
3.500%, 06/15/2048	73,933	75,292
		2,460,497
Federal National Mortgage Association REMICS – 0.8%
Series 2005-40, Class YG
5.000%, 05/25/2025	17,772	18,277
Series 2011-122, Class A
3.000%, 12/25/2025	14,713	14,682
Series 2011-110, Class CA
3.500%, 06/25/2026	412,061	413,190
Series 2011-110, Class CY
3.500%, 11/25/2026	375,000	385,861
Series 2007-27, Class MQ
5.500%, 04/25/2027	5,434	5,813
Series 2013-124, Class BD
2.500%, 12/25/2028	192,504	190,919
Series 2014-8, Class DA
4.000%, 03/25/2029	142,020	146,680
Series 2002-56, Class PE
6.000%, 09/25/2032	117,511	130,504
Series 2013-72, Class HG
3.000%, 04/25/2033	288,755	291,583
Series 2003-127, Class EG
6.000%, 12/25/2033	142,380	158,107
Series 2004-60, Class AB
5.500%, 04/25/2034	369,815	391,981
Series 2005-48, Class AR
5.500%, 02/25/2035	2,976	2,990
Series 2005-62, Class CQ
4.750%, 07/25/2035	2,435	2,468
Series 2005-64, Class PL
5.500%, 07/25/2035	27,665	29,923

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

SCHEDULE OF INVESTMENTS (Continued)
at March 31, 2019

	Par
	Value	Value
Federal National Mortgage
Association REMICS – 0.8% (Continued)
Series 2005-68, Class PG
5.500%, 08/25/2035	$22,047	$23,956
Series 2005-83A, Class LA
5.500%, 10/25/2035	11,832	12,834
Series 2006-57, Class AD
5.750%, 06/25/2036	41,935	43,616
Series 2014-23, Class PA
3.500%, 08/25/2036	66,694	67,584
Series 2007-39, Class NA
4.250%, 01/25/2037	45	45
Series 2013-83, Class CA
3.500%, 10/25/2037	41,626	42,040
Series 2011-9, Class LH
3.500%, 01/25/2039	424,294	433,432
Series 2009-47, Class PA
4.500%, 07/25/2039	2,787	2,854
Series 2011-113, Class NE
4.000%, 03/25/2040	5,574	5,577
Series 2012-134, Class VP
3.000%, 10/25/2042	169,257	170,751
		2,985,667
Government National Mortgage
Association REMICS – 0.2%
Series 2013-88, Class WA
5.029%, 06/20/2030 (a)	68,871	71,705
Series 2002-22, Class GF
6.500%, 03/20/2032	27,238	27,194
Series 2002-51, Class D
6.000%, 07/20/2032	30,874	30,835
Series 2008-50, Class NA
5.500%, 03/16/2037	963	966
Series 2007-11, Class PE
5.500%, 03/20/2037	16,029	17,641
Series 2009-127, Class PK
4.000%, 10/20/2038	138,751	139,684

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

SCHEDULE OF INVESTMENTS (Continued)
at March 31, 2019

	Par
	Value	Value
Government National Mortgage
Association REMICS – 0.2% (Continued)
Series 2013-113, Class UB
3.000%, 11/20/2038	$34,488	$34,611
Series 2010-58, Class YJ
3.000%, 05/16/2039	124,451	124,982
Series 2011-18, Class NH
3.500%, 05/20/2039	132,085	131,844
Series 2012-39, Class MP
2.000%, 08/20/2039	108,878	108,250
Series 2010-112, Class NG
2.250%, 09/16/2040	190,446	186,227
		873,939
TOTAL COLLATERALIZED
MORTGAGE OBLIGATIONS (Cost $6,236,641)		6,320,103

U.S. GOVERNMENT AGENCY OBLIGATIONS – 0.6%
Federal Home Loan Bank – 0.1%
Federal Home Loan Banks
0.875%, 08/05/2019	200,000	198,916
1.000%, 09/26/2019	300,000	297,927
		496,843
Federal Home Loan Mortgage Corp. – 0.2%
1.750%, 05/30/2019	200,000	199,771
1.500%, 01/17/2020	355,000	352,357
5.500%, 04/01/2021, Gold Pool #G11941	6,887	7,001
5.500%, 11/01/2021, Gold Pool #G12454	4,011	4,101
5.500%, 04/01/2023, Gold Pool #G13145	10,003	10,351
4.000%, 02/01/2026, Gold Pool #J14494	30,289	31,283
4.000%, 06/01/2026, Gold Pool #J15974	11,144	11,514
3.000%, 12/01/2026, Gold Pool #J17508	99,773	101,124
4.500%, 06/01/2029, Gold Pool #C91251	10,757	11,261
4.500%, 12/01/2029, Gold Pool #C91281	20,840	21,819
4.500%, 04/01/2030, Gold Pool #C91295	11,429	11,965
		762,547

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

SCHEDULE OF INVESTMENTS (Continued)
at March 31, 2019

	Par
	Value	Value
Federal National Mortgage Association – 0.3%
1.000%, 08/28/2019	$125,000	$124,261
2.000%, 01/05/2022	610,000	605,688
6.000%, 09/01/2019, Pool #735439	30	30
5.500%, 06/01/2020, Pool #888601	161	161
5.000%, 05/01/2023, Pool #254762	6,817	7,206
5.500%, 01/01/2024, Pool #AD0471	4,323	4,424
5.000%, 12/01/2025, Pool #256045	16,268	17,195
5.500%, 05/01/2028, Pool #257204	16,083	17,174
4.000%, 08/01/2029, Pool #MA0142	18,772	19,318
5.500%, 04/01/2037, Pool #AD0249	21,790	23,767
5.000%, 10/01/2039, Pool #AC3237	48,243	52,172
		871,396
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $2,131,354)		2,130,786

U.S. TREASURY OBLIGATIONS – 9.7%
U.S. Treasury Notes – 9.7%
1.000%, 08/31/2019	690,000	685,876
1.750%, 09/30/2019	515,000	513,230
1.500%, 11/30/2019	410,000	407,486
1.125%, 12/31/2019	640,000	633,925
1.625%, 12/31/2019	220,000	218,681
1.250%, 01/31/2020	850,000	841,832
1.375%, 01/31/2020	250,000	247,900
1.375%, 02/29/2020	680,000	673,652
1.125%, 03/31/2020	300,000	296,338
1.375%, 04/30/2020	2,080,000	2,057,697
1.500%, 05/15/2020	1,300,000	1,287,406
1.500%, 05/31/2020	1,460,000	1,445,257
1.875%, 06/30/2020	200,000	198,770
2.500%, 06/30/2020	3,500,000	3,505,332
1.625%, 07/31/2020	2,130,000	2,109,158
2.000%, 07/31/2020	910,000	905,752
1.375%, 08/31/2020	1,230,000	1,213,063

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

SCHEDULE OF INVESTMENTS (Continued)
at March 31, 2019

	Par
	Value	Value
U.S. Treasury Notes – 9.7% (Continued)
1.375%, 09/30/2020	$1,975,000	$1,946,802
1.375%, 10/31/2020	1,435,000	1,413,727
1.750%, 10/31/2020	6,950,000	6,887,016
1.625%, 11/30/2020	490,000	484,468
2.000%, 11/30/2020	390,000	387,943
1.375%, 01/31/2021	2,300,000	2,261,951
2.125%, 01/31/2021	345,000	343,956
1.125%, 02/28/2021	1,165,000	1,139,789
1.250%, 03/31/2021	2,135,000	2,093,384
1.375%, 04/30/2021	1,025,000	1,006,582
3.125%, 05/15/2021	100,000	101,746
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $35,442,459)		35,308,719

SHORT-TERM INVESTMENTS – 2.5%
Commercial Paper – 1.1%
MUFG Bank Ltd., 2.381%, 04/01/2019	2,000,000	1,999,598
MUFG Bank Ltd., 2.381%, 04/02/2019	2,000,000	1,999,464
TOTAL COMMERCIAL PAPER
(Cost $3,999,868)		3,999,062

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

SCHEDULE OF INVESTMENTS (Continued)
at March 31, 2019

	Shares	Value
Money Market Funds – 1.4%
First American Government Obligations Fund –
Class X, 2.36% (c) (Cost $5,221,124)	5,221,124	$5,221,124
TOTAL SHORT-TERM INVESTMENTS
(Cost $9,220,992)		9,220,186
TOTAL INVESTMENTS
(Cost $365,129,779) – 99.6%		363,797,637
Other Assets in Excess of Liabilities – 0.4%		1,483,822
TOTAL NET ASSETS – 100.0%		$365,281,459

Percentages are stated as a percent of net assets.
PLC – Public Limited Company
REMICS – Real Estate Mortgage Investment Conduits
(a)	Variable or Floating Rate Security. The rate shown represents the rate at March 31, 2019.
(b)	Security is a perpetual bond and has no definite maturity date.
(c)	The rate shown represents the fund’s 7-day yield as of March 31, 2019.
(d)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors. At March 31, 2019, the market value of these securities total $19,006,233 which represents 5.2% of total net assets.

(e)	U.S. traded security of a foreign issuer or corporation.

Investment in a previous affiliated security was called before the end of the reporting period.  Quasar Distributors, LLC, which serves as the Fund’s distributor, is a subsidiary of U.S. Bancorp.  Details of the transaction with this affiliated company for the fiscal year ended March 31, 2019 was as follows:

Issuer	U.S. Bancorp[1]
Market Value at 3/31/18	$74,602
Purchases	$0
Sales	$(75,000)
Amortization	$(547)
Change in Unrealized Appreciation (Depreciation)	$945
Net Realized Gains (Losses)	$0
Market Value at 3/31/19	$0
Interest Income	$1,075 ^

[1]	Par values were $75,000 and $0 at 3/31/18 and 3/31/19, respectively.
^	Includes amortization of $(547).

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

STATEMENT OF ASSETS AND LIABILITIES
at March 31, 2019

Assets:
Investments in securities, at value (cost of $365,129,779)	$363,797,637
Receivables:
Dividends and interest	1,899,265
Prepaid expenses and other assets	1,135
Total assets	365,698,037

Liabilities:
Payables:
Due to custodian	457
Distribution payable	144,887
Fund shares redeemed	130,000
Advisory fee	46,254
Administration and fund accounting fees	52,346
Reports to shareholders	3,771
Custody fees	5,679
Transfer agent fees and expenses	9,825
Other accrued expenses	23,359
Total liabilities	416,578

Net assets	$365,281,459

Net assets consist of:
Capital stock	$367,414,693
Total accumulated deficit	(2,133,234)
Net assets	$365,281,459

Shares issued (Unlimited number of beneficial interest
authorized, $0.01 par value)	36,635,347
Net asset value, offering price and redemption price per share	$9.97

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

STATEMENT OF OPERATIONS
Year Ended March 31, 2019

Investment income:
Interest income from unaffiliated securities	$10,136,061
Interest income from affiliated securities	1,075
Total investment income	10,137,136

Expenses:
Investment advisory fees (Note 4)	872,988
Administration and fund accounting fees (Note 4)	310,167
Transfer agent fees and expenses	62,384
Federal and state registration fees	17,540
Audit fees	17,000
Compliance expense	16,737
Legal fees	14,465
Reports to shareholders	3,500
Trustees’ fees and expenses	10,047
Custody fees	33,766
Other	9,499
Total expenses before reimbursement from advisor	1,368,093
Expense reimbursement from advisor (Note 4)	(349,195)
Net expenses	1,018,898
Net investment income	9,118,238

Realized and unrealized gain (loss) on investments:
Net realized loss on unaffiliated investments	(118,386)
Net realized gain (loss) on affiliated investments	—
Net change in unrealized appreciation (depreciation)
on unaffiliated investments	(435,164)
Net change in unrealized appreciation (depreciation)
on affiliated investments	945
Net realized and unrealized loss on investments	(552,605)
Net increase in net assets resulting from operations	$8,565,633

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2019	March 31, 2018
Operations:
Net investment income	$9,118,238	$3,148,112
Net realized loss on investments	(118,386)	(8,467)
Net change in unrealized
appreciation (depreciation) on investments	(434,219)	(1,113,784)
Net increase in net assets
resulting from operations	8,565,633	2,025,861

Distributions to Shareholders From:
Distributable earnings	(9,138,771)	(3,195,328)
Total distributions	(9,138,771)	(3,195,328	)(1)

Capital Share Transactions:
Proceeds from shares sold	191,436,335	133,860,651
Proceeds from shares issued to holders
in reinvestment of dividends	8,989,855	3,190,364
Cost of shares redeemed	(114,891,314)	(39,660,295)
Net increase in net assets from
capital share transactions	85,534,876	97,390,720
Total increase in net assets	84,961,738	96,221,253

Net Assets:
Beginning of year	280,319,721	184,098,468
End of year	$365,281,459	$280,319,721	(2)

Changes in Shares Outstanding:
Shares sold	19,188,022	13,360,376
Proceeds from shares issued to
holders in reinvestment of dividends	902,596	318,422
Shares redeemed	(11,539,728)	(3,955,495)
Net increase in shares outstanding	8,550,890	9,723,303

(1)	Includes net investment income distributions of $3,195,328.
(2)	Includes accumulated net investment income of $0.

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period

			Eleven
			Months
	Year Ended		Ended
	March 31,		March 31,		Year Ended April 30,
	2019	2018	2017*		2016	2015	2014
Net Asset Value – Beginning of Period	$9.98	$10.03	$10.05		$10.06	$10.08	$10.12

Income from Investment Operations:
Net investment income	0.26	0.15	0.09		0.09 [1]	0.09 [1]	0.10 [1]
Net realized and unrealized
gain (loss) on investments	(0.01)	(0.05)	(0.02)		(0.01)	(0.02)	(0.03)
Total from investment operations	0.25	0.10	0.07		0.08	0.07	0.07

Less Distributions:
Dividends from net investment income	(0.26)	(0.15)	(0.09)		(0.09)	(0.09)	(0.11)
Total distributions	(0.26)	(0.15)	(0.09)		(0.09)	(0.09)	(0.11)
Net Asset Value – End of Period	$9.97	$9.98	$10.03		$10.05	$10.06	$10.08

Total Return[2]	2.53%	1.02%	0.68%	^	0.85%	0.74%	0.68%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$365,281	$280,320	$184,098		$177,808	$169,980	$167,888
Ratio of operating expenses
to average net assets[3]:
Before reimbursements	0.39%	0.42%	0.67	%+	0.74%	0.74%	0.76%
After reimbursements	0.29%	0.32%	0.40	%+	0.39%	0.39%	0.41%
Ratio of net investment income
to average net assets[3]:
Before reimbursements	2.51%	1.42%	0.68	%+	0.57%	0.56%	0.65%
After reimbursements	2.61%	1.52%	0.95	%+	0.92%	0.91%	1.00%
Portfolio turnover rate	24%	38%	17%	^	45%	35%	35%

+	Annualized
^	Not Annualized
[1]	The net investment income per share was calculated using the average shares outstanding method.
[2]
Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any.

[3]	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated (See Note 4).
*	Fund changed its fiscal year from April 30 to March 31.

The accompanying notes are an integral part of these financial statements.

.Pemberwick Fund

NOTES TO FINANCIAL STATEMENTS
March 31, 2019

NOTE 1 – ORGANIZATION

The Pemberwick Fund (the “Pemberwick Fund” or the “Fund”) is a series of Manager Directed Portfolios (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and was organized as a Delaware statutory trust on April 4, 2006.  The Fund is an open-end investment management company and is a non-diversified series of the Trust.  The Pemberwick Fund, a series of FundVantage Trust (the “Predecessor Fund”) was reorganized into a newly created series of the Trust (the “Reorganization”) pursuant to an Agreement and Plan of Reorganization dated November 1, 2016. The Reorganization was approved by the shareholders of the Predecessor Fund at a meeting held on November 17, 2016. The Predecessor Fund transferred all its assets to the Fund in exchange for shares of the Fund and the assumption by the Fund of all the known liabilities of the Predecessor Fund.  The Predecessor Fund commenced operations on February 1, 2010. Pemberwick Investment Advisors LLC (“Pemberwick” or the “Advisor”) serves as the investment advisor to the Fund, and J.P. Morgan Investment Management Inc. (“J.P. Morgan” or the “Sub-Advisor”) serves as the sub-advisor to the Fund. Pemberwick and J.P. Morgan also served as the advisor and sub-advisor, respectively, to the Predecessor Fund.  The Fund changed its fiscal year end from April 30 to March 31 in 2017. The investment objective of the Fund is to seek maximum current income that is consistent with liquidity and stability of principal.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in Note 3.

B.
Federal Income Taxes:  It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.  Therefore, no federal income or excise tax provisions are required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions to be taken or expected to be taken on a tax return.  The tax returns for the Fund for the prior three fiscal years are open for examination.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Delaware.

Pemberwick Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2019

C.
Securities Transactions, Income and Distributions:  Securities transactions are accounted for on the trade date.  Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Discounts and premiums on fixed income securities are amortized using the effective interest method.

The Fund distributes substantially all of its net investment income, if any, daily, and net realized capital gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which differ from GAAP.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax treatment.

The Fund is charged for those expenses that are directly attributable to it, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the funds in the Trust proportionately based on allocation methods approved by the Board of Trustees (the “Board”).  Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

D.
Use of Estimates:  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period.  Actual results could differ from those estimates.

E.	Redemption Fees: The Fund does not charge redemption fees to shareholders.

F.
Reclassification of Capital Accounts:  GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the fiscal year ended March 31, 2019, the Fund made the following permanent tax adjustments on the Statement of Assets and Liabilities:

Total Distributable Earnings	Capital Stock
$9,955	$(9,955)

G.
Events Subsequent to the Fiscal Year End:  In preparing the financial statements as of March 31, 2019, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements and had concluded that no additional disclosures are necessary.

Pemberwick Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2019

H.	Recent Accounting Pronouncements and Rule Issuances:

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management has evaluated the impact of this change in guidance, and due to the permissibility of early adoption, modified the Fund’s fair value disclosures for the current reporting period.

New Rule Issuances

Disclosure Update and Simplification:

In August 2018, the Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification, which in part amends certain financial statement disclosure requirements of Regulation S-X that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other Commission disclosure requirements, U.S. Generally Accepted Accounting Principles, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) were amended to require presentation of the total, rather than the components of net assets, of distributable earnings on the balance sheet. Consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) omit the requirement to separately state the sources of distributions paid as well as omit the requirement to parenthetically state the book basis amount

Pemberwick Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2019

of undistributed net investment income. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The requirements of the Final Rule Release are effective November 5, 2018 and the Fund’s Statement of Assets and Liabilities and the Statement of Changes in Net Assets for the current reporting period have been modified accordingly.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Debt Securities:  Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate market observable data, such as reported sales or similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 2 of the fair value hierarchy.

Pemberwick Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2019

Registered Investment Companies:  Investments in registered investment companies (e.g., mutual funds) are generally priced at the ending NAV provided by the applicable registered investment company’s service agent and will be classified in Level 1 of the fair value hierarchy.

Short-Term Debt Securities:  Short-term debt instruments having a maturity of less than 60 days are valued at the evaluated mean price supplied by an approved pricing service. Pricing services may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. In the absence of prices from a pricing service, the securities will be priced in accordance with the procedures adopted by the Board. Short-term debt securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board delegated day-to-day valuation issues to a Valuation Committee of the Trust which, as of March 31, 2019, was comprised of officers of the Trust as well as an interested trustee of the Trust.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available, or the closing price does not represent fair value, by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2019:

	Level 1	Level 2	Level 3	Total
Corporate Bonds and Notes	$—	$310,817,843	$—	$310,817,843
Collateralized
Mortgage Obligations	—	6,320,103	—	6,320,103
U.S. Government
Agency Obligations	—	2,130,786	—	2,130,786
U.S. Treasury Obligations	—	35,308,719	—	35,308,719
Short-Term Investments	5,221,124	3,999,062	—	9,220,186
Total Investments in Securities	$5,221,124	$358,576,513	$—	$363,797,637

Refer to the Fund’s schedule of investments for a more detailed break-out of securities.

Pemberwick Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2019

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended March 31, 2019, the Advisor provided the Fund with investment management services under an Investment Advisory Agreement.  The Advisor furnishes all investment advice, office space, and facilities, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee at an annual rate of 0.25% from the Fund based upon the average daily net assets of the Fund.  For the year ended March 31, 2019, the Fund incurred $872,988 in advisory fees.  Advisory fees payable at March 31, 2019 for the Fund were $46,254.  The Advisor has hired J.P. Morgan Investment Management Inc. as a sub-advisor to manage the U.S. Treasuries and agency debt portion of the Fund.  The Advisor pays the Sub-Advisor fee for the Pemberwick Fund from its own assets and these fees are not an additional expense of the Fund.

The Fund is responsible for its own operating expenses.  The Advisor voluntarily waives 10 basis points of the annual investment advisory fee Pemberwick is entitled to receive from the Fund pursuant to the advisory agreement between Pemberwick and the Fund. Such waiver will continue until Pemberwick notifies the Fund of a change in its voluntary waiver or its discontinuation.  For the year ended March 31, 2019, the Advisor voluntarily waived fees in the amount of $349,195.  The fees waived by the Advisor are not subject to recoupment.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, LLC (“Fund Services” or the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  Fund Services also serves as the fund accountant and transfer agent to the Fund.  Vigilant Compliance, LLC serves as the Chief Compliance Officer to the Fund.  U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian.  For the year ended March 31, 2019, the Fund incurred the following expenses for administration, fund accounting, transfer agency and custody fees:

Administration & fund accounting	$310,167
Custody	$ 33,766
Transfer agency(a)	$ 25,923

(a) Does not include out-of-pocket expenses.

At March 31, 2019, the Fund had payables due to Fund Services for administration, fund accounting and transfer agency fees and to U.S. Bank N.A. for custody fees in the following amounts:

Administration & fund accounting	$52,346
Custody	$ 5,679
Transfer agency(a)	$ 4,282

(a) Does not include out-of-pocket expenses.

Pemberwick Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2019

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.  A Trustee of the Trust is deemed to be an interested person of the Trust due to his former position with the Distributor.

Certain officers of the Fund are employees of the Administrator and are not paid any fees by the Fund for serving in such capacities.

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended March 31, 2019, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

Purchases
U.S. Government Obligations	$ 24,112,947
Other	$128,694,149

Sales
U.S. Government Obligations	$ 30,870,424
Other	$ 49,646,416

NOTE 6 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

As of March 31, 2019, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments(a)	$365,132,560
Gross unrealized appreciation	432,560
Gross unrealized depreciation	(1,767,483)
Net unrealized depreciation	(1,334,923)
Undistributed ordinary income	466
Undistributed long-term capital gain	—
Total distributable earnings	466
Other accumulated gains/(losses)	(798,777)
Total accumulated earnings/(losses)	$(2,133,234)

(a)	The difference between the book basis and tax basis net unrealized appreciation and cost is attributable primarily to wash sales.

At March 31, 2019, the Fund had short-term tax basis capital losses of $(218,089) with no expiration date and long-term tax basis capital losses of $(580,688) with no expiration date.

Pemberwick Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2019

The tax character of distributions paid during the year ended March 31, 2019, and the year ended March 31, 2018 was as follows:

	Year Ended	Year Ended
	March 31, 2019	March 31, 2018
Ordinary income	$9,138,771	$3,195,328

NOTE 7 – PRINCIPAL RISKS

The following is a list of certain risks that may apply to your investment in the Fund. Further information about investment risks is available in the Fund’s Statement of Additional Information.

Credit Risk: Credit risk is the risk that an issuer will not make timely payments of principal and interest.  A credit rating assigned to a particular debt security is essentially the opinion of an NRSRO as to the credit quality of an issuer and may prove to be inaccurate.  There is also the risk that a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates.

Concentration Risk:  By concentrating its assets in the banking industry, the Fund is subject to the risk that economic, business, political or other conditions that have a negative effect on the banking industry will negatively impact the Fund to a greater extent than if the Fund’s assets were diversified across different industries or sectors.

Deflation Risk:  Deflation to the U.S. economy may cause principal to decline and inflation-linked securities could underperform securities whose interest payments are not adjusted for inflation or linked to a measure of inflation.

Fixed Income Market Risks:  Fixed-income securities are or may be subject to interest rate, credit, liquidity, prepayment and extension risks.  There is also the risk that an issuer may “call,” or repay, its high yielding bonds before their maturity dates.  Fixed-income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment.  Limited trading opportunities for certain fixed-income securities may make it more difficult to sell or buy a security at a favorable price or time.

Interest Rate Risk: Interest rates may go up resulting in a decrease in the value of the securities held by the Fund.  Interest rates have been historically low, so the Fund faces a heightened risk that interest rates may rise.  Debt securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment.

Management Risk:  The Advisor’s or Sub-Advisor’s judgments about the attractiveness, value and potential appreciation of the Fund’s investments may prove to be incorrect and the investment strategies employed by the Advisor and the Sub-Advisor in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other similar investment vehicles having similar investment strategies.

Pemberwick Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2019

Market Risk:  Certain investments selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.  The value of the Fund’s investments may go up or down, sometimes dramatically and unpredictably, based on current market conditions, such as real or perceived adverse political or economic conditions, inflation, changes in interest rates, lack of liquidity in the fixed income markets or adverse investor sentiment.

Non-Diversification Risk:  Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer.  As a result, a decline in the value of an investment in a single issuer could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Prepayment Risk:  In times of declining interest rates, the Fund’s higher yielding securities will be prepaid, and the Fund will have to replace them with securities having a lower yield.

U.S. Government Agencies and Instrumentalities Securities Risk:  Securities issued by U.S. Government agencies and instrumentalities have different levels of U.S. Government credit support.  Some are backed by the full faith and credit of the U.S. Government, while others are supported by only the discretionary authority of the U.S. Government or only by the credit of the agency or instrumentality.  No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored instrumentalities because they are not obligated to do so by law.  Guarantees of timely prepayment of principal and interest do not assure that the market prices and yields of the securities are guaranteed nor do they guarantee the net asset value or performance of the Fund, which will vary with changes in interest rates, the Advisor’s success and other market conditions.

NOTE 8 – GUARANTEES AND INDEMNIFICATION

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

NOTE 9 – CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940.  While no individual shareholder has a position which exceeds 25% of the voting securities of the Fund, there are numerous shareholders who are affiliated with the Advisor.  As of March 31, 2019, investors who are affiliated with the Advisor, when aggregated, owned 98% of the voting securities of the Fund.

Pemberwick Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Manager Directed Portfolios
and the Shareholders of Pemberwick Fund

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Pemberwick Fund, a series of Manager Directed Portfolios (the “Fund”), including the schedule of investments, as of March 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended and for the period from May 1, 2016 through March 31, 2017, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the two-year period then ended and for the period from May 1, 2016 through March 31, 2017, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for each of the three years in the period ended April 30, 2016 were audited by other auditors, whose report dated June 28, 2016 expressed an unqualified opinion on such financial highlights.

Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Manager Directed Portfolios and the former trust since 2007.

Philadelphia, Pennsylvania
May 29, 2019

Pemberwick Fund

EXPENSE EXAMPLE
March 31, 2019 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) and redemption fees, if applicable; and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from October 1, 2018 to March 31, 2019.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.  There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $15 fee is charged to the account annually) that would increase the amount of expenses paid on your account.  The example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  As noted above, there are some account fees that are charged to certain types of accounts that would increase the amount of expense paid on your account.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Pemberwick Fund

EXPENSE EXAMPLE (Continued)
March 31, 2019 (Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	10/1/2018	3/31/2019	10/1/2018 – 3/31/2019
Actual
Total Fund	$1,000.00	$1,012.00	$1.45
Hypothetical (5% return
before expenses)
Total Fund	$1,000.00	$1,023.49	$1.46

(1)	Expenses are equal to the fund’s annualized expense ratio of 0.29%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the period).

Pemberwick Fund

NOTICE TO SHAREHOLDERS
at March 31, 2019 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-893-4491 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the most recent 12-Month Period Ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available no later than August 31 without charge, upon request, by calling 1-888-893-4491.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov.  Information included in the Fund’s Form N-Q is also available, upon request, by calling 1-888-893-4491.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-888-893-4491 to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Pemberwick Fund

TRUSTEES AND OFFICERS
(Unaudited)

The business and affairs of the Trust are managed under the oversight of the Board, subject to the laws of the State of Delaware and the Trust’s Agreement and Declaration of Trust. The Board is currently comprised of three trustees who are not interested persons of the Trust within the meaning of the 1940 Act (the “Independent Trustees”) and one interested person of the Trust (the “Interested Trustee”). The Trustees are responsible for deciding matters of overall policy and overseeing the actions of the Trust’s service providers. The officers of the Trust conduct and supervise the Trust’s daily business operations.

			Number of	Other
			Funds	Directorships
	Position(s) Held		in Fund	Held by
Name,	with the Trust		Complex	Trustee
(Year of Birth)	and Length of	Principal Occupation(s)	Overseen by	During the
and Address(1)	Time Served(3)	During Past Five Years	Trustee	Past Five Years

INTERESTED TRUSTEE

James R.	Trustee and	Distribution consultant since	9	None
Schoenike(2)	Chairman	2018, President and CEO,
(Born 1959)	since	Board of Managers, Quasar
	July 2016	Distributors, LLC (2013-2018).

INDEPENDENT TRUSTEES

Gaylord B. Lyman	Trustee and Audit	Senior Portfolio Manager,	9	None
(Born 1962)	Committee	Affinity Investment Advisors,
	Chairman, since	LLC, since 2017; Managing
	April 2015	Director of Kohala Capital
Partners, LLC (2011 – 2016).

Scott Craven Jones	Trustee since	Managing Director, Carne	9	Director,
(Born 1962)	July 2016	Global Financial Services		Guestlogix Inc.
	and Lead	(US) LLC (a provider of		(a provider of
	Independent	independent governance and		ancillary-focused
	Trustee since	distribution support for the		technology to the
	May 2017	asset management industry),		travel industry)
		since 2013.		(2015-2016);
Trustee, XAI
Octagon Floating
Rate &
Alternative
Income Term
Trust, since 2017.

Pemberwick Fund

TRUSTEES AND OFFICERS (Continued)
(Unaudited)

			Number of	Other
			Funds	Directorships
	Position(s) Held		in Fund	Held by
Name,	with the Trust		Complex	Trustee
(Year of Birth)	and Length of	Principal Occupation(s)	Overseen by	During the
and Address(1)	Time Served(3)	During Past Five Years	Trustee	Past Five Years

Lawrence T.	Trustee since	Senior Vice President and	9	None
Greenberg	July 2016	Chief Legal Officer, The Motley
(Born 1963)		Fool Holdings, Inc., since 1996;
Venture Partner and General
Counsel, Motley Fool Ventures LP,
since 2018; Manager, Motley
Fool Wealth Management, LLC,
since 2013; Adjunct Professor,
Washington College of Law,
American University, since 2006;
General Counsel Motley Fool
Asset Management, LLC
(2008 – 2019).

(1)	The address of each Trustee as it relates to the Trust’s business is c/o U.S. Bancorp Fund Services LLC, 615 East Michigan Street, Milwaukee, WI 53202.
(2)	Mr. Schoenike is an Interested Trustee by virtue of the fact that he was recently President of Quasar Distributors, LLC, the Fund’s distributor (the “Distributor”).
(3)	Each Trustee serves during the continued lifetime of the Trust until he dies, resigns, is declared bankrupt or incompetent by a court of competent jurisdiction, or is removed.

Pemberwick Fund

TRUSTEES AND OFFICERS (Continued)
(Unaudited)

As of the date of this report, no Independent Trustee nor any of his immediate family members (i.e., spouse or dependent children) serves as an officer or director or is an employee of the Advisor, Sub-Advisor or Distributor, or any of their respective affiliates, nor is such person an officer, director or employee of any company controlled by or under common control with such entities.

Name	Position(s) Held with
(Year of Birth)	the Trust and Length
and Address	of Time Served(3)	Principal Occupation(s) During Past Five Years

OFFICERS

Douglas J. Neilson(1)	President and Principal	Vice President, Compliance and Administration,
(Born 1975)	Executive Officer, since	USBFS, since 2001
July 1, 2016

Matthew J. McVoy(1)	Treasurer and Principal	Assistant Vice President, Compliance and
(Born 1980)	Financial Officer,	Administration, USBFS, since 2005
since July 1, 2016

Gerard Scarpati(2)	Chief Compliance	Compliance Director, Vigilant, since 2010
(Born 1955)	Officer and
Anti-Money Laundering
Compliance Officer,
since July 1, 2016

Rachel A. Spearo(1)	Secretary, since	Vice President, Compliance and Administration,
(Born 1979)	October 31, 2016	USBFS, since 2004

(1)	The mailing address of this officer is: 615 East Michigan Street, Milwaukee, Wisconsin 53202.
(2)	The mailing address of this officer is: 223 Wilmington West Chester Pike, Suite 216, Chadds Ford, Pennsylvania 19317.
(3)	Each officer is elected annually and serves until his or her successor has been duly elected and qualified.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-888-893-4491.

Pemberwick Fund

APPROVAL OF PEMBERWICK FUND INVESTMENT ADVISORY AGREEMENT
AND SUB-ADVISORY AGREEMENT (Unaudited)

The Board of Trustees (the “Board”) of Manager Directed Portfolios (the “Trust”) met on November 13, 2018 to consider the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust, on behalf of the Pemberwick Fund (the “Fund”), a series of the Trust, and the Fund’s investment adviser, Pemberwick Investment Advisors, LLC (“Pemberwick”), and the investment sub-advisory agreement (the “Sub-Advisory Agreement”) between Pemberwick and J.P. Morgan Investment Management Inc. (“JPIMI”).  Prior to the meeting on November 13, 2018, the Board requested and received materials to assist them in considering the approval of the Advisory Agreement and Sub-Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including a copies of the Advisory Agreement and Sub-Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing the Board’s fiduciary obligations and the factors the Board should consider in considering the renewal of the Advisory Agreement and Sub-Advisory Agreement, detailed comparative information relating to the performance of the Fund, as well as the management fee and other expenses of the Fund, due diligence materials relating to Pemberwick and JPIMI, including Pemberwick’s and JPIMI’s Form ADV, and other pertinent information.  Based on their evaluation of the information provided as part of the November 13, 2018 meeting, as well as information provided by Pemberwick and JPIMI over the course of the year, the Trustees (including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation Advisory Agreement and Sub-Advisory Agreement, each for an additional one-year term.  Below is a summary of the material factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the Advisory Agreement and the Sub-Advisory Agreement.

1. NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND

The Trustees considered the nature, extent and quality of services provided by Pemberwick and JPIMI to the Fund and the amount of time devoted to the Fund’s affairs by Pemberwick’s and JPIMI’s staff. The Trustees considered the specific responsibilities of Pemberwick and JPIMI in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of Jim Hussey, Gregg F. Hrivnak, Richard D. Figuly and Susan Parekh, the Fund’s portfolio managers, and other key personnel at Pemberwick and JPIMI involved in the day-to-day activities of the Fund. The Trustees reviewed the information provided by Pemberwick and JPIMI in a due diligence questionnaire, including each firm’s experience and the structure of each firm’s compliance program, and Pemberwick’s continuing commitment to the Fund. The Trustees noted that during the course of the prior year they had met with Pemberwick in person and JPIMI via telephone to discuss Pemberwick and JPIMI’s services to the Fund and various performance, marketing and compliance issues. The Trustees also noted any services that extended beyond portfolio management, including the brokerage practices of Pemberwick and JPIMI. The Trustees discussed in detail Pemberwick’s and JPIMI’s

Pemberwick Fund

APPROVAL OF PEMBERWICK FUND INVESTMENT ADVISORY AGREEMENT
AND SUB-ADVISORY AGREEMENT (Unaudited) (Continued)

handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of Pemberwick’s and JPIMI’s compliance programs. The Trustees noted that Pemberwick had added resources over the year to support the Fund and that the Fund had grown by approximately $170 million over the past eight months due to Pemberwick’s efforts. The Trustees concluded that Pemberwick and JPIMI had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing their duties under the Advisory Agreement and Sub-Advisory Agreement, respectively, and that the nature, overall quality and extent of the management services provided to the Fund, as well as Pemberwick’s and JPIMI’s compliance programs, were satisfactory and reliable.

2. INVESTMENT PERFORMANCE OF THE FUND AND THE ADVISER AND SUB-ADVISER

The Trustees discussed the performance of the Pemberwick Fund for the year-to-date, one-year, three-year, five-year, and since inception periods ended June 30, 2018. In assessing the quality of the portfolio management services delivered by Pemberwick, the investment adviser, and JPIMI, the investment sub-adviser, the Trustees compared the short-term and longer-term performance of both the Fund, as well as the sleeve sub-advised by JPIMI, on an absolute basis and in comparison to two relevant indices, the Bloomberg Barclays Capital 1-3 Year U.S. Government/Credit Index and the Blended Bloomberg Barclays U.S. Government/Credit 1-3 Year AA or Better (90%)/1-3 Year U.S. Government/Credit 1-3 Year A+ (10%). The Trustees also compared the Fund’s performance to a peer group of short term bond funds (the “Morningstar Peer Group”). The Pemberwick Fund does not have accounts or composites of other separately managed accounts of Pemberwick that are similar to the Fund in terms of investment strategy. However, the Trustees did review information on the historical performance of a composite of other separately-managed accounts of JPIMI that are similar to the sleeve of the Fund sub-advised by JPIMI in terms of investment strategy.

The Trustees noted the Fund’s performance for the year-to-date and one-year periods ended June 30, 2018 was above the Morningstar Peer Group Average, but was lower than the Morningstar Peer Group average for the three-year and five-year periods. The Trustees also reviewed the Fund’s performance for the year-to-date, one-year, three-year, five-year, and since inception periods ended June 30, 2018 in comparison to the Bloomberg Barclays Capital 1-3 Year U.S. Government/Credit Index and the Blended Bloomberg Barclays U.S. Government/Credit 1-3 Year AA or Better (90%)/1-3 Year U.S. Government/Credit 1-3 Year A+ (10%), noting that the Fund outperformed both indices in all periods.

The Trustees then reviewed the performance of the sleeve sub-advised by JPIMI, noting that the sleeve’s performance for the year-to-date, one-year, three-year, and five-year periods was below the Morningstar Peer Group Average. The Trustees also considered the sleeve’s performance for the year-to-date, one-year, three-year, five-year, and since

Pemberwick Fund

APPROVAL OF PEMBERWICK FUND INVESTMENT ADVISORY AGREEMENT
AND SUB-ADVISORY AGREEMENT (Unaudited) (Continued)

inception periods ended June 30, 2018 in comparison to the Bloomberg Barclays Capital 1-3 Year U.S. Government/Credit Index and the Blended Bloomberg Barclays U.S. Government/Credit 1-3 Year AA or Better (90%)/1-3 Year U.S. Government/Credit 1-3 Year A+ (10%), noting that the sleeve outperformed the Bloomberg Barclays Capital 1-3 Year U.S. Government/Credit Index in the year-to-date and one-year periods. The sleeve also outperformed the Blended Bloomberg Barclays U.S. Government/Credit 1-3 Year AA or Better (90%)/1-3 Year U.S. Government/Credit 1-3 Year A+ (10%) over all periods. The Trustees noted that the JPIMI sleeve is subject to investment restrictions as compared to other accounts in JPIMI’s short duration bond strategy, which limits the investable universe and may impact performance. The Trustees then reviewed the sleeve’s performance relative to JPIMI’s composite of other separately-managed accounts managed with investment strategies substantially similar to that of the sleeve, and noted the performance of the sleeve was in line with the performance of the separately-managed accounts.

After considering all of the information, the Trustees concluded the performance obtained each of Pemberwick and JPIMI was satisfactory under current market conditions. Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from Pemberwick and JPIMI’s continued management.

3. COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees considered the cost of services provided by Pemberwick and Pemberwick’s advisory fee, including a review of comparative expense information and other pertinent material with respect to the Pemberwick Fund. The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses and peer group data. The Trustees considered the cost structure of the Fund relative to the Morningstar Peer Group.

The Trustees also considered the overall profitability of Pemberwick, reviewing Pemberwick’s financial information. The Trustees also examined a profitability analysis prepared by Pemberwick based on the fees payable under the Pemberwick Advisory Agreement. The Trustees considered information about payments made by Pemberwick to Quasar Distributors, LLC, noting that all marketing and distribution fees were paid by Pemberwick out of its reasonable profits.

The Trustees noted that the Fund’s contractual management fee of 0.25% fell in the first quartile, below the Morningstar Peer Group average of 0.37%, which fell in the third quartile. The Trustees observed that the Fund’s total expense ratio of 0.39% fell within the first quartile, while the average of 0.51% for the Morningstar Peer Group fell within the third quartile. The Trustees noted that the Fund is the sole client of Pemberwick, so there are no separately managed accounts available for comparison. The Board further noted that Pemberwick had agreed to voluntarily waive its management fees and/or reimburse Fund expenses in the amount of 0.10%.

Pemberwick Fund

APPROVAL OF PEMBERWICK FUND INVESTMENT ADVISORY AGREEMENT
AND SUB-ADVISORY AGREEMENT (Unaudited) (Continued)

The Trustees concluded that the Fund’s expenses and the management fees paid to Pemberwick were fair and reasonable in light of the comparative performance, expense and management fee information. The Trustees concluded that Pemberwick’s level of profitability from its relationship with the Fund was reasonable.

The Trustees then considered the cost of services provided by JPIMI as the Fund’s sub-adviser and JPIMI’s sub-advisory fee, including a review of a profitability analysis prepared by JPIMI based on the fees payable under the J.P. Morgan Sub-Advisory Agreement. The Trustees concluded that the sub-advisory fee paid to JPIMI by Pemberwick was reasonable. The Trustees also noted that the sub-advisory fee is paid by Pemberwick, not the Fund.

4. EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

The Trustees compared the Fund’s expenses to the Morningstar Peer Group and discussed realized and potential economies of scale. The Trustees also reviewed the structure of the Fund’s management fee and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders). The Trustees noted that the Fund’s management fee structure did not contain any breakpoint reductions as the Fund’s assets grow in size. The Trustees concluded that the current fee structure was reasonable and reflects a sharing of economies of scale between Pemberwick and the Fund at the Fund’s current asset level.

Since the sub-advisory fees payable to JPIMI is not paid by the Fund, the Trustees did not consider whether the sub-advisory fees should reflect any potential economies of scale that might be realized as the Fund’s assets increase.

5. BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

Based on the information presented, the Trustees did not consider any direct or indirect benefits that could be realized by Pemberwick and JPIMI from their association with the Fund to be relevant factors.

CONCLUSIONS

The Trustees considered all of the foregoing factors. In considering the renewal of the Advisory Agreement and the Sub-Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Advisory Agreement and Sub-Advisory Agreement, each for an additional term ending November 30, 2019, as being in the best interests of the Fund and its shareholders.

Pemberwick Fund

NOTICE OF PRIVACY POLICY & PRACTICES

Protecting the privacy of Fund shareholders is important to us.  The following is a description of the practices and policies through which we protect the privacy and security of your non-public personal information.

What Information We Collect

We collect and maintain information about you so that we can open and maintain your account in the Fund and provide various services to you.  We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;

•	information you give us orally; and

•	information about your transactions with us or others.

The types of non-public personal information we collect and share can include:

•	social security number;

•	account balances;

•	account transactions;

•	transaction history;

•	wire transfer instructions; and

•	checking account information.

What Information We Disclose

We do not disclose any non-public personal information about shareholders or former shareholders of the Fund without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.

How We Protect Your Information

All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

If you have any questions or concerns regarding this notice or our Privacy Policy, please contact us at 1-888-893-4491.

Investment Advisor
Pemberwick Investment Advisors LLC
777 West Putnam Avenue
Greenwich, CT 06830

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, WI 53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
(888) 893-4491

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street, 3rd floor
Philadelphia, PA 19103

Legal Counsel
Godfrey & Kahn S.C.
833 East Michigan Street, Suite 1800
Milwaukee, WI 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Experts.

The registrant’s Board of Trustees has determined that there are at least two audit committee financial experts serving on its audit committee.  Messrs. Gaylord B. Lyman and Scott C. Jones  are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2019	FYE 3/31/2018
Audit Fees	$14,000	$12,000
Audit-Related Fees	N/A	N/A
Tax Fees	$3,000	$3,000
All Other Fees	N/A	N/A

Pursuant to its charter, the Trust’s Audit Committee must review and approve in advance the engagement of the independent accountants, including each audit and non-audit service permitted by appropriate rules or regulations provided to the Trust and each non-audit service provided to the Trust’s investment advisers and any entity controlling, controlled by or under common control with the investment advisers that provides ongoing services to the Trust relating to the operations and financial reporting of the Trust. The Committee may delegate the authority to grant such pre-approval to one or more Committee members who are independent Trustees within the meaning of Section 10A(i) of the Securities Exchange Act of 1934, as amended, provided that the decision of such member(s) is presented to the full Committee at its next scheduled meeting. The Committee may approve each audit and non-audit service on a case-by-case basis, and/or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Committee is informed of each service in a timely manner and the policies and procedures do not include delegation of the Committee’s responsibilities under the Securities Exchange Act of 1934 to management. The foregoing pre-approval requirement with respect to the provision of non-audit services to the Trust may be waived if (i) the aggregate amount of all such non-audit services provided to the Trust constitutes not more than 5 percent of the total amount of revenues paid by the Trust to its independent accountants during the fiscal year in which the non-audit services are provided; (ii) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee.

The percentage of fees billed by BBD, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2019	FYE 3/31/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 3/31/2019	FYE 3/31/2018
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject to the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Manager Directed Portfolios

By (Signature and Title)*    /s/Douglas J. Neilson
Douglas J. Neilson, President

Date    6/4/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Douglas J. Neilson
Douglas J. Neilson, President

Date    6/4/2019

By (Signature and Title)*    /s/Matthew J. McVoy
Matthew J. McVoy, Treasurer

Date    6/4/2019

* Print the name and title of each signing officer under his or her signature.